Income taxes	12 Months Ended
Mar. 31, 2018
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
The Group's income is subject to taxation in the United States, United Kingdom, Switzerland and various other states and foreign jurisdictions. Our major tax jurisdictions are Switzerland, United States,Russia, Poland, Romania, United Kingdom and Germany.
Income tax expense consisted of the following:

	For the years ended March 31,
	2018	2017	2016
Current income tax expense	(9,913)	(11,260)	(12,670)
Deferred tax benefit	4,140	3,395	562
Total income tax expense	(5,773)	(7,865)	(12,108)

The reconciliation between the income tax expenses reported in the accompanying consolidated financial statements and income before taxes applicable to the Group's income is provided below:

	Years ended March 31,
	2018	2017	2016
Computed expected tax at different tax rates of subsidiaries	(9,976)	(10,596)	(10,533)
Tax effect of non-deductible expenses and non-taxable income at applicable tax rates	444	336	(446)
Accrued tax claims	62	(70)	(353)
Excess tax benefit on SOP	446	1,411	—
Exchange difference	207	484	(102)
Tax loss carryforwards	1,110	(85)	(674)
Change in tax rate	1,771	—	—
Benefit from a change in tax position	163	655	—
	(5,773)	(7,865)	(12,108)

15. Income taxes (Continued)
The following table summarizes major components of the Group's deferred tax assets and liabilities:

	For the years ended March 31,
	2018	2017
Deferred tax assets
Accrued operating expenses	$4,313	$2,377
Net operating loss / Tax loss carryforwards	4,235	4,642
Intangible assets and goodwill	2,900	3,647
Accrued expense for stock-based compensation	549	781
Deferred revenue	295	111
Other	473	389
Total deferred tax assets	$12,765	$11,947
Valuation allowance	(1,443)	(1,724)
Total deferred tax assets after valuation allowance	$11,322	$10,223
Deferred tax liabilities
Accounts receivable and revenue accruals	(2,516)	(766)
Inventory and deferred cost of revenue	(769)	(523)
Property and equipment	(2,294)	(2,116)
Intangible assets and goodwill	(12,224)	(20,302)
Total deferred tax liabilities	$(17,803)	$(23,707)
Net deferred tax asset, non-current	4,349	3,423
Net deferred tax liability, non-current	(10,830)	(16,907)
Net deferred tax liabilities	$(6,481)	$(13,484)

For financial reporting purposes, a valuation allowance was recorded to reflect management's best estimate of the realization of deferred tax assets related to net operating loss carryforwards of certain loss-making subsidiaries of the Group. Valuation allowance is provided when it is more likely than not that some or all of the deferred tax assets will not be realized in the foreseeable future. These evaluations are based on expectations of future taxable income, reversals of the various taxable temporary differences and tax planning strategies.
At March 31, 2018 the Group had net operating loss carryforwards of $17,652. Majority of those losses were incurred in Sweden, Germany, United Kingdom, United States, and Canada. Group's net operating loss carryforwards are not going to expire in the foreseeable future. Tax benefit related to recognition of net operating losses was $477 for the year ended March 31, 2018.
On December 22, 2017, the United States enacted Tax Cuts and Jobs Act ("TCJA"), which is generally effective for the tax years beginning after December 31, 2017. TCJA includes the reduction of a headline U.S. federal rate from 35% to 21%, a major overhaul of the U.S. international taxation principles, as well as changes in several domestic taxation provisions. The Group’s U.S. subsidiaries are not expected to be materially affected by the international provisions of TCJA. As a result of TCJA enactment the Group has recorded a provisional one-time deferred income tax benefit of $1,861 resulting from the revaluation of U.S. net deferred income tax liabilities to the new lower U.S. income tax rate. The U.S. government and state tax authorities are expected to continue to issue guidance regarding the TCJA, which may result in adjustments to the recorded provisional amounts.
Undistributed earnings of foreign subsidiaries that are indefinitely reinvested were $17,464 and $15,736 as of March 31, 2018 and 2017, respectively. The Group has not recognized deferred tax liability for temporary differences related to investments in foreign Subsidiaries of the Group that are essentially permanent in duration. If such earnings and other basis differences in our investment in foreign Subsidiaries were to be repatriated in the future, they would be subject to various income taxes and applicable withholding taxes. The amount of the unrecognized deferred tax liability related to such investments in foreign Subsidiaries that are indefinitely reinvested were $905 and $804 as of March 31, 2018 and 2017, respectively.
15. Income taxes (Continued)
The subsidiary in Poland conducts a part of its operational activities in the territory of Krakow special economic zone ("SEZ") under the permit, which entitles the Group to use a tax incentive. The Group's profit generated from operations in the SEZ is tax exempt within the amount of tax credit calculated based on eligible investments. Since the amount of the relevant tax credit currently exceeds the amount of tax payable with respect to profits earned in the SEZ, the Group pays no income tax in relation to its operations in the SEZ. The amount of tax benefit received through the utilization of investment tax credit was $393 for the year ended March 31, 2018 and $581 for the year ended March 31, 2017.
Goodwill deductible for income tax purposes amounted to $19,861 as of March 31, 2018.
Income before income tax is attributed to the geographic locations as follows:

	For the years ended March 31,
	2018	2017	2016
Domestic	$(9,506)	$(3,248)	$(9,996)
Foreign	72,292	73,751	92,355
Total income before tax expense	$62,786	$70,503	$82,359

Uncertain tax positions
The Group's policy is to recognize interest and penalties related to uncertain tax positions as a component of its provision for income taxes. There was no accrued interest and penalties resulting from such unrecognized tax benefits at March 31, 2018 and March 31, 2017. The aggregate changes in the balance of unrecognized tax benefits were as follows:

	For the years ended March 31, 2018	For the years ended March 31, 2017
Balance, beginning of the year	$408	$353
Settlements	(53)	—
Decreases related to prior year tax positions	(62)	—
Increases related to prior year tax positions	—	55
Balance, end of the year	$293	$408

The total amount of unrecognized tax benefits of $293 as of March 31, 2018 and $408 as of March 31, 2017, if recognized would affect Group's effective tax rate for the respective years. It is reasonably possible that $293 of unrecognized tax benefits may significantly increase or decrease within 12 months, subject to finalization of administrative proceedings with IRS related to 2010-2014 tax audit.
15. Income taxes (Continued)
Group's operations in major tax jurisdictions are subject to examination for tax years 2012 through 2018, some of which are currently under audit by local tax authorities. The IRS completed its examination up to and including 2014 tax year. All issues have been concluded except for one issue related to application of R&D tax credits, which is being resolved. The Russian tax authorities are currently examining our 2014 through 2016 tax returns.